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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 27, 1999
                Date of Report (Date of Earliest Event Reported)


  American Residential Eagle, Inc. (as Depositor of American Residential Eagle
       Bond Trust 1999-2, Issuer of the Collateralized Home Equity Bonds,
          Series 1999-2, under an Indenture dated July 1, 1999, between
          American Residential Eagle Bond Trust 1999-2, as Issuer, and
                  Norwest Bank Minnesota, National Association,
                             as Indenture Trustee)


                        AMERICAN RESIDENTIAL EAGLE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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
                  Delaware                             333-70189-1                      33-0787975
----------------------------------------------   ------------------------   ------------------------------------
(State or Other Jurisdiction of Incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)
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              445 Marine View Avenue, Suite 100, Del Mar, CA 92014
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (619) 350-5001
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. OTHER EVENTS

        American Residential Eagle, Inc. has previously registered the offer and sale of Collateralized Home Equity Bonds, Series 1999-2 (the "Bonds") issued by American Residential Eagle Bond Trust 1999-2.

        The following exhibit which relates specifically to the Bonds is included with this Current Report:

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Item 7(c).     Exhibits
               --------
                  10.1       Monthly Payment Date Statement relating to the distribution to Bondholders, September 27, 1999.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 18, 1999


                                         AMERICAN RESIDENTIAL EAGLE, INC.


                                         By: /s/ Judith A. Berry
                                            ------------------------------------
                                            Judith A. Berry
                                            Chief Financial Officer
                                            (Principal Financial Officer and
                                            and Principal Accounting Officer)

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                                  EXHIBIT INDEX

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
Exhibit Number                                                                    Page Number
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
    10.1        Monthly Payment Date Statement relating to the distribution to
                Bondholders, September 27, 1999...................................      5
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